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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3486

Madison Mosaic Tax-Free Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  September 30
Date of reporting period:  September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2011

Madison Mosaic
Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

(Mosaic logo)

Madison Mosaic Funds

www.mosaicfunds.com

Madison Mosaic Tax-Free Trust

Contents

Management’s Discussion of Fund Performance
Economic Overview	1
Outlook	2
Portfolio of Investments
Virginia Tax-Free Fund	5
Tax-Free National Fund	7
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	17
Other Information	18
Trustees and Officers	22

Madison Mosaic Tax-Free Trust

Management’s Discussion of Fund Performance
The annual period ended September 30, 2011 saw positive annual total returns for Virginia Tax-Free and Tax-Free National during another volatile year for investments. One-year total returns were: 3.10% for Virginia Tax-Free and 3.02% for Tax-Free National. Over the one-year period of this report Tax-Free National’s peer group, Morningstar Municipal National Long Category, was up 2.75%. The Morningstar Municipal Single State Long Category, the peer group for Virginia Tax-Free, rose 2.72% over the year. Some indication of the manner in which quality influenced returns over this period can be seen by looking at the Morningstar High Yield Municipal Category, which trailed other municipal bond categories with a trailing annual return of 2.41%. As always, your Madison Mosaic Funds have very little if any exposure to lower-rated bonds, while many of our peers routinely hold a broader spectrum of holdings. Each fund’s higher-quality bias was the primary reason for their relative outperformance for the period.

While municipal bonds are seldom headline news, there was an exception this period, when a banking analyst, Meredith Whitney, appeared on the December 19, 2010 segment of CBS’s 60 Minutes. She projected that there would be a "spate of municipal-bond defaults" over a nonspecific future period. According to reporting by Bloomberg, investors pulled about $4 billion from municipal bond funds in the week ended January 19, 2011 the most since Lipper began tracking these flows in 1992. This was part of a trend that saw more than $20 billion in redemptions over a 10-week period in the later part of 2010 and into January 2011. While nervous investors influenced the broader municipal bond market, Madison Mosaic’s careful security selection and preference for high-quality, secure holdings was a plus over the course of the one-year period. We also agreed with many bond market experts who felt that Whitney’s projections were overly dire. It is our opinion that these projections will not be a serious factor for holders of the Madison Mosaic municipal bond funds.

Another major development that affected the municipal market was the downgrade of United States Treasury bonds by Standard & Poor’s. The downgrade from AAA to AA+ was unprecedented in the history of the United States and caused a great deal of speculation in the minds of investors of all stripes. For municipals, the reaction was somewhat muted in terms of market movement. A large swath of high grade (categorized as rated AAA or AA) state and local municipalities was put on negative watch by Standard & Poor’s as well as Moody’s rating service based on the downgrade. The rationale was the fact that many states receive varying degrees of support from the Federal government and therefore a downgrade at the national level should result in a negative outlook at the state level.

The 30-day SEC yield for Virginia Tax-Free saw a reduction across the period from 1.98% to 1.82% while Tax-Free National fell from 1.98% to 1.65%. Looking back over the past five years of economic dislocation, market crash and partial recovery, investors in high-quality municipal bonds came through with solid positive returns; a period in which many other asset classes struggled, as indicated by the five-year -1.18% annualized return of the S&P 500, which is widely used to represent the broader stock market.

ECONOMIC OVERVIEW

For investors in Madison Mosaic Tax-Free Trust funds, the prospect of higher yields is linked to the overall interest rate environment and ultimately to Federal Reserve (the "Fed") policy. As long as the Fed believes the economy needs the maximal stimulus of rock-bottom rates, bond investors will likely continue to see yields on a wide variety of domestic bonds remain historically low. So what are the prospects for a shift in short-term rates?

An uptick in Fed rates is likely to occur only when the prospects of a higher growth economy seem assured. The fact that the Fed has projected low rates well into 2013

Annual Report | September 30, 2011 | 1

Madison Mosaic Tax-Free Trust | Management’s Discussion of Fund Performance | continued | September 30, 2011

suggests it could be some time before these conditions are met. From our perspective, the U.S. economy did little over this trailing annual period to inspire confidence. The unemployment rate remained mired above 9%, despite increased job creation efforts by Washington. The housing market continued to show weakness, and in the later parts of this reporting period, consumer confidence hit lows not seen since the depths of the fiscal crisis in early 2009. Until U.S. consumer demand increases and business confidence improves, we see little incentive for businesses to hire new employees and ramp up production. For now, it appears we are caught in a circular path preventing businesses from expanding, cast against a backdrop of global financial uncertainty.

At period end, the European sovereign debt crisis continued to cast a cloud over the global economy. The possibility of a Greek default increased concerns over European bank stability and sent money flooding out of the Euro and into the perceived safety of currencies such as the U.S. dollar. This flight to quality pushed U.S. Treasury yields to new lows and caused riskier assets, such as stocks, to sell off sharply.

Once dismissed as impossible, the reality of a sovereign European nation defaulting appeared increasingly likely as financial markets lost confidence in the ability of the European authorities to reign in Greece’s fiscal problems. For now, financial markets will keep a steady eye on the European situation as its resolution will certainly influence the future direction of the U.S. economy.

OUTLOOK

Is the future really as bleak as some are forecasting? We think not. While the outcomes of financial problems in Europe are uncertain, European financial authorities are keenly aware of the melt-down that would occur from an unmanaged resolution to Greek debt woes. Market action in European financial markets is forcing the issue, and authorities are taking notice. This situation is not going to go away soon and the ride will likely remain rocky, but we expect U.S. markets to refocus on domestic fundamentals in coming periods.

The Fed attempted to do its part with additional stimulus announced in late September. Nicknamed Operation Twist it is intended to produce demand for intermediate and long maturity Treasury bonds. Despite this action, some economic forecasters and commentators continued to predict a recession in U.S. economic growth. While the economy clearly shifted to a lower-growth trajectory over the latter half of this annual period, our read of the economic data does not suggest a recession is in the cards. Economic growth will likely come in below trend for the next couple of quarters, but we think it is unlikely to turn negative unless things in Europe fall completely apart. This would impart a major psychological blow to U.S. exporters who rely on the region as a vital export destination. Inflation trends also bear watching, as the current rate of CPI inflation, even at the core level, is running near the high end of the Fed’s acceptable range.

While states and municipalities will surely be under financial stress due to the overall economic situation, we do not see this stress as being distributed evenly. Municipalities which have opted for default remain rare, and the results for these few have not provided encouragement for others, as their financial situations have only become more complex and difficult. We carefully screen for bonds which have, in our opinion, either a secure stream of revenue or the security of a predictable tax base.

Virginia Fund

The Commonwealth of Virginia maintains a Standard & Poor’s AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The fund had a total return of 3.10% for the annual period and the 30-day SEC yield was 1.82% as of September 30, 2011. The duration of the portfolio was 6.84 years while the average maturity was 10.95 years. In terms of quality of holdings, approximately 24.8% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 52.1% was the equivalent of S&P’s AA, 20.0% A, while 3.1% was BBB or not currently rated. Recently purchased securities include Leesburg, Virginia General Obligation bonds and Loudon County, Virginia Industrial Development Authority Lease Revenue bonds for the Sycolin Road Project.

2 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | Management’s Discussion of Fund Performance | continued | September 30, 2011

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT WITH THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX FOR MADISON MOSAIC VIRGINIA FUND

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*The Barclays Municipal Index is a  benchmark index produced by Barclays Capital that includes tax-exempt bonds with maturities greater than two years selected from issues larger than $50 million.

INDUSTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 9/30/11
Development	5.4%
Education	11.4%
Facilities	14.7%
General	6.1%
General Obligation	14.6%
Medical	9.4%
Multifamily Housing	7.2%
Pollution	4.5%
Power	3.8%
Transportation	1.3%
Utilities	4.0%
Water	16.1%
Cash & Other	1.5%

National Fund

The National Fund had a total return of 3.02% for the annual period and the 30-day SEC yield was 1.65% as of September 30, 2011. The duration of the portfolio was 7.02 years and the average maturity was 11.27 years. In terms of quality holdings, approximately 18.9% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 69.5% was the equivalent of S&P’s AA, 9.3% A, and 2.30% BBB. Recently purchased securities include North Tonawanda, New York General Obligation bonds and Montgomery County, Maryland Revenue bonds for the Montgomery College Foundation.

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT WITH THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX FOR MADISON MOSAIC NATIONAL FUND

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*The Barclays Municipal Index is a  benchmark index produced by Barclays Capital that includes tax-exempt bonds with maturities greater than two years selected from issues larger than $50 million.

Annual Report | September 30, 2011 | 3

Madison Mosaic Tax-Free Trust | Management’s Discussion of Fund Performance | concluded | September 30, 2011

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 9/30/11
Alabama	1.4%
Arizona	4.2%
Arkansas	1.7%
Florida	10.7%
Georgia	6.5%
Illinois	6.0%
Indiana	5.4%
Iowa	0.7%
Kentucky	0.4%
Maryland	2.3%
Massachusetts	2.3%
Michigan	5.1%
Mississippi	3.6%
Missouri	3.1%
New Jersey	4.0%
New York	3.5%
North Carolina	7.1%
Ohio	1.7%
Pennsylvania	4.5%
South Carolina	1.6%
Texas	14.1%
Virginia	4.6%
Washington	2.0%
Wisconsin	1.6%
Cash & Other	1.9%

We appreciate your confidence in Madison Mosaic Funds and reaffirm our commitment to provide you with competitive returns to meet your investment objectives.

Sincerely,

(signature)

Michael J. Peters, CFA
Vice President, Madison Investment Advisors, LLC
and Portfolio Manager

4 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | September 30, 2011

Virginia Fund Portfolio of Investments
	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - 98.5%

Development - 5.4%
Loudoun County Industrial Development Authority, 5%, 6/1/31	$ 500,000	$ 549,790
Prince William County Industrial Development Authority, 5.25%, 2/1/18	675,000	802,008
		1,351,798
Education - 11.4%
Lexington Industrial Development Authority, 4.25%, 12/1/20	150,000	172,551
Prince William County Industrial Development Authority, 5%, 10/1/18	150,000	158,448
University of Virginia, 5%, 6/1/40	255,000	277,998
Virginia College Building Authority, 5%, 4/1/16	100,000	111,002
Virginia College Building Authority, 5%, 9/1/26	140,000	156,880
Virginia College Building Authority, (ST APPROP) 5%, 2/1/29	375,000	417,698
Virginia College Building Authority, (ST APPROP) 5%, 2/1/23	500,000	605,545
Virginia Polytechnic Institute & State University, (AMBAC) 5%, 6/1/14*	400,000	440,156
Virginia Public School Authority, 5%, 8/1/27	350,000	390,593
Virginia Public School Authority, 5%, 12/1/18	100,000	114,172
		2,845,043
Facilities - 14.7%
Gloucester County Industrial Development Authority, (NATL-RE) 4.375%, 11/1/25	500,000	517,610
Henrico County Economic Development Authority, 5%, 10/1/18	170,000	203,478
Newport News Economic Development Authority, 5%, 7/1/25	745,000	805,539
Northwestern Regional Jail Authority, (NATL-RE) 5%, 7/1/19	50,000	54,229
Prince William County Park Authority, 4%, 4/15/24	320,000	333,734
Roanoke County Economic Development Authority, (ASSURED GTY) 5%, 10/15/16	400,000	465,028
Stafford County & Staunton Industrial Development Authority, (NATL-RE) 4.5%, 8/1/25	700,000	721,014
Stafford County & Staunton Industrial Development Authority, (XLCA) 5%, 8/1/21	315,000	344,714
Virginia Public Building Authority, 5.25%, 8/1/23	200,000	234,156
		3,679,502
	Par Value	Value (Note 1)
General - 6.1%
Fairfax County Economic Development Authority, (NATL-RE) 5.25%, 9/1/19	$ 500,000	$ 501,095
County of Prince William VA, Certificate Participation (AMBAC) 5%, 6/1/22*	750,000	804,495
Puerto Rico Public Finance Corp., (Escrowed To Maturity) (AMBAC) 5.5%, 8/1/27*	100,000	128,232
Virgin Islands Public Finance Authority, (NATL-RE FGIC) 5%, 10/1/23	100,000	102,301
		1,536,123
General Obligation - 14.6%
City of Alexandria VA, General Obligation 5%, 1/1/16	200,000	233,844
County of Arlington VA, General Obligation 5%, 1/15/25	175,000	195,125
County of Henrico VA, General Obligation (Prerefunded 12/01/18 @ 100) 5%, 12/1/24	200,000	247,016
County of Henrico VA, General Obligation 5%, 7/15/25	150,000	175,263
City of Hopewell VA, General Obligation 5.875%, 7/15/34	500,000	554,695
Town of Leesburg VA, General Obligation 5%, 1/15/41	135,000	147,780
County of Loudoun VA, General Obligation (Prerefunded 12/01/17 @ 100) 5%, 12/1/18	165,000	200,564
County of Loudoun VA, General Obligation 5%, 10/1/13	325,000	337,880
County of Prince George VA, General Obligation (ASSURED GTY ) 5%, 2/1/20	200,000	230,708
City of Richmond VA, General Obligation (AGM) 5%, 7/15/23	750,000	810,480
Commonwealth of Virginia, General Obligation 5%, 6/1/26	300,000	342,552
Commonwealth of Virginia, General Obligation 5%, 6/1/27	150,000	172,704
		3,648,611
Medical - 9.4%
Augusta County Industrial Development Authority, 5.25%, 9/1/20	1,000,000	1,107,050
Charlotte County Industrial Development Authority/VA, 5%, 9/1/16	335,000	369,039
Henrico County Economic Development Authority, (NATL-RE) 6%, 8/15/16	260,000	279,968
Roanoke Economic Development Authority, (Escrowed To Maturity) (NATL-RE) 6.125%, 7/1/17	500,000	583,865
		2,339,922

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011 | 5

Madison Mosaic Tax-Free Trust | Virginia Fund Portfolio of Investments | concluded | September 30, 2011

	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - continued
Multifamily Housing - 7.2%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	$ 450,000	$ 476,037
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	323,103
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	750,000	757,965
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	253,420
		1,810,525
Pollution - 4.5%
Southeastern Public Service Authority, (Escrowed To Maturity) (AMBAC) 5%, 7/1/15	635,000	716,210
Southeastern Public Service Authority, (Escrowed To Maturity) (AMBAC) 5%, 7/1/15	365,000	411,680
		1,127,890
Power - 3.8%
Chesterfield County Economic Development Authority, 5%, 5/1/23	565,000	622,512
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC) 5.25%, 7/1/24	290,000	330,246
		952,758
Transportation - 1.3%
Puerto Rico Highway & Transportation Authority, (ASSURED GTY) 5.25%, 7/1/34	100,000	104,199
Richmond Metropolitan Authority, (NATL-RE FGIC) 5.25%, 7/15/22	200,000	229,296
		333,495
	Par Value	Value (Note 1)
Utilities - 4.0%
City of Richmond VA, (AGM) 4.5%, 1/15/33	$ 940,000	$ 972,515
Water - 16.1%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	225,889
Frederick-Winchester Service Authority, (AMBAC) 5%, 10/1/15	570,000	649,338
Hampton Roads Sanitation District, 5%, 4/1/33	250,000	269,793
Henry County Public Service Authority, (AGM) 5.25%, 11/15/13	700,000	758,303
Henry County Public Service Authority, (AGM) 5.25%, 11/15/15	150,000	172,149
City of Norfolk VA Water Revenue, (NATL-RE) 5.9%, 11/1/25	210,000	210,590
Upper Occoquan Sewage Authority, (NATL-RE) 5.15%, 7/1/20	1,000,000	1,223,540
Virginia Resources Authority, 5%, 10/1/27	300,000	348,117
Virginia Resources Authority, 5%, 11/1/31	160,000	172,139
		4,029,858
TOTAL INVESTMENTS - 98.5% (Cost $23,177,476)		24,628,040
NET OTHER ASSETS AND LIABILITIES - 1.5%		$ 380,678
TOTAL ASSETS - 100.0%		$25,008,718

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assuranty Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE	MBIA Insurance Corp.
NATL-RE	National Public Finance Guarantee Corp.
ST APPROP	State Appropriations
XLCA	XL Capital Assuranty
*
This bond is covered by insurance issued by Ambac Assured Corporation ("AMBAC"). On November 8,
2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

See accompanying Notes to Financial Statements.

6 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | September 30, 2011

National Fund Portfolio of Investments
	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - 98.1%
Alabama - 1.4%
Troy University, (ASSURED GTY) 4.125%, 11/1/23	$ 420,000	$ 436,212
Arizona - 4.2%
City of Tempe AZ, 5%, 7/1/20	225,000	247,655
Glendale Western Loop 101 Public Facilites Corp., 6%, 7/1/24	525,000	544,614
Maricopa County Unified School District No. 090 Saddle Mountain, General Obligation 5%, 7/1/14	75,000	76,356
Maricopa County Unified School District No. 41 Gilbert, General Obligation (AGM) 5.8%, 7/1/14	250,000	280,455
Northern Arizona University, Certificate Participation (AMBAC) 5%, 9/1/23*	150,000	154,931
		1,304,011
Arkansas - 1.7%
City of Fort Smith AR, (AGM) 5%, 10/1/21	175,000	203,870
Lake Hamilton School District No. 5 of Garland County, General Obligation Ltd 3%, 4/1/21	320,000	327,459
		531,329
Florida - 10.7%
Emerald Coast Utilities Authority, (NATL-RE FGIC) 5%, 1/1/25	1,010,000	1,038,785
Highlands County Health Facilities Authority, 5%, 11/15/20	455,000	488,843
Lee County Industrial Development Authority/FL, 5%, 11/1/28	500,000	510,215
Peace River/Manasota Regional Water Supply Authority, (AGM) 5%, 10/1/23	750,000	793,260
State of Florida, General Obligation (ST GTD) 4.75%, 6/1/35	500,000	515,975
		3,347,078
Georgia - 6.5%
Augusta-Richmond County Coliseum Authority, (CNTY GTD) 5%, 10/1/23	670,000	785,836
City of Atlanta GA, (AGM) 5.75%, 11/1/30	300,000	363,258
Emanuel County Hospital Authority, (AMBAC CNTY GTD) 4.3%, 7/1/17*	250,000	266,477
Georgia State Road & Tollway Authority, 5%, 6/1/21	90,000	105,998
Gwinnett County Development Authority, Certificate Participation (NATL-RE) 5.25%, 1/1/18	225,000	265,658
Gwinnett County Development Authority, Certificate Participation (NATL-RE) 5.25%, 1/1/21	100,000	119,729
Private Colleges & Universities Authority, 5%, 9/1/38	130,000	138,094
		2,045,050
	Par Value	Value (Note 1)
Illinois - 6.0%
County of Winnebago IL, General Obligation (NATL-RE) 5%, 12/30/24	$1,000,000	$ 1,040,660
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Ltd., 3%, 12/1/21	495,000	501,935
Regional Transportation Authority, (AMBAC GO OF AUTH) 7.2%, 11/1/20*	280,000	337,733
		1,880,328
Indiana - 5.4%
Indianapolis Local Public Improvement Bond Bank, (ASSURED GTY) 5.5%, 1/1/38	475,000	512,862
Western Boone Multi-School Building Corp, General Obligation (AGM ) 5%, 1/10/20	1,015,000	1,195,061
		1,707,923
Iowa - 0.7%
City of Bettendorf IA, General Obligation 5%, 6/1/30	210,000	228,753
Kentucky - 0.4%
Laurel County School District Finance Corp., (AGM SEEK) 4%, 6/1/16	110,000	121,693
Maryland - 2.3%
Maryland State Transportation Authority, (Escrowed To Maturity) 6.8%, 7/1/16	60,000	69,902
Montgomery County Revenue Authority, 5%, 5/1/31	600,000	663,396
		733,298
Massachusetts - 2.3%
Massachusetts School Building Authority, (AGM) 5%, 8/15/23	635,000	708,190
Michigan - 5.1%
Charles Stewart Mott Community College, General Obligation (NATL-RE) 5%, 5/1/18	720,000	786,809
Detroit City School District, General Obligation (FGIC Q-SBLF) 6%, 5/1/20	300,000	344,580
Redford Unified School District No. 1, General Obligation (AMBAC Q-SBLF) 5%, 5/1/22*	410,000	463,173
		1,594,562
Mississippi - 3.6%
Harrison County Wastewater Management District, (Escrowed To Maturity) (FGIC) 7.75%, 2/1/14	500,000	583,455
Harrison County Wastewater Management District, (Escrowed To Maturity) (FGIC) 8.5%, 2/1/13	500,000	530,370
		1,113,825
Missouri - 3.1%
City of O’Fallon MO, Certificate Participation (NATL-RE) 5.25%, 11/1/16	100,000	112,717
County of St Louis MO, (Escrowed To Maturity) 5.65%, 2/1/20	500,000	620,205

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011 | 7

Madison Mosaic Tax-Free Trust | National Fund Portfolio of Investments | concluded | September 30, 2011

	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - continued
Missouri - continued
St Louis Industrial Development Authority, 6.65%, 5/1/16	$ 200,000	$ 239,278
		972,200
New Jersey - 4.0%
New Jersey State Turnpike Authority, (BHAC-CR FSA) 5.25%, 1/1/28	250,000	298,325
New Jersey State Turnpike Authority, (Escrowed To Maturity) (NATL-RE-IBC) 6.5%, 1/1/16	850,000	952,646
		1,250,971
New York - 3.5%
City of North Tonawanda NY, General Obligation 4%, 4/1/21	240,000	257,496
New York State Dormitory Authority, (BHAC-CR AMBAC) 5.5%, 7/1/31	250,000	305,477
Port Authority of New York & New Jersey, (GO OF AUTH) 5.375%, 3/1/28	455,000	541,464
		1,104,437
North Carolina - 7.1%
City of Raleigh NC, Certificate Participation 4.75%, 6/1/25	590,000	620,774
County of Dare NC, Certificate Participation (AMBAC) 5%, 6/1/23*	600,000	619,884
North Carolina Medical Care Commission, (HUD SECT 8) 5.5%, 10/1/24	500,000	514,940
State of North Carolina, (ST APPROP) 4.5%, 5/1/27	200,000	211,832
University of North Carolina System, (NATL-RE) 5%, 10/1/15	215,000	245,375
		2,212,805
Ohio - 1.7%
County of Allen OH, 4.75%, 9/1/27	530,000	530,742
Pennsylvania - 4.5%
Lehigh County General Purpose Authority, (NATL-RE GO OF HOSP) 7%, 7/1/16	760,000	846,579
Pennsylvania Higher Educational Facilties Authority, (NATL-RE) 5%, 4/1/20	500,000	548,310
		1,394,889
South Carolina - 1.6%
York County School District No. 1/SC, General Obligation (SCSDE) 5%, 3/1/27	440,000	493,073
Texas - 14.1%
City of San Antonio TX, 5.125%, 5/15/29	500,000	559,755
City of Sugar Land TX, General Obligation Ltd. 5%, 2/15/28	350,000	383,453
County of Harris TX, General Obligation Ltd. (Prerefunded 10/01/18 @ 100) 5.75%, 10/1/24	250,000	316,265
Liberty Hill Independent School District, General Obligation (PSF-GTD) 5%, 8/1/26	410,000	463,419
Lower Colorado River Authority, (Escrowed To Maturity) (AMBAC) 6%, 1/1/17*	305,000	376,321
Mueller Local Government Corp., 5%, 9/1/25	1,280,000	1,395,328
	Par Value	Value (Note 1)
State of Texas, General Obligation 5%, 8/1/27	$ 330,000	$ 383,186
Sugar Land 4B Corp, (AGM) 4%, 2/15/19	500,000	550,480
		4,428,207
Virginia - 4.6%
City of Hopewell VA, General Obligation 5.875%, 7/15/34	500,000	554,695
Commonwealth of Virginia, General Obligation 5%, 6/1/27	150,000	172,704
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	265,000	285,408
Henry County Public Service Authority, (AGM) 5.25%, 11/15/15	150,000	172,149
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	253,420
		1,438,376
Washington - 2.0%
Grays Harbor County Public Utility District No. 1, (AGM) 5.25%, 7/1/24	605,000	642,207
Wisconsin - 1.6%
State of Wisconsin, General Obligation 5%, 5/1/24	285,000	304,035
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	205,108
		509,143
TOTAL INVESTMENTS - 98.1% (Cost $29,223,296)		30,729,302
NET OTHER ASSETS AND LIABILITIES - 1.9%		589,310
TOTAL ASSETS - 100.0%		$31,318,612

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assuranty Corp.
CNTY GTD	County Guaranteed
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GO of HOSP	General Obligation of the Hospital District
HUD SECTION 8	HUD Insured Multifamily Housing
IBC	Insured Bond Certificate
NATL-RE	National Public Finance Guarantee Corp.
PSF GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Board Loan Fund
SCSDE	South Carolina School District-Enhanced
ST APPROP	State Appropriations
ST GTD	State Guaranteed
SEEK	Support Education Excellence in Kentucky
*
This bond is covered by insurance issued by Ambac Assured Corporation ("AMBAC"). On November 8,
2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

See accompanying Notes to Financial Statements.

8 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | September 30, 2011

Statements of Assets and Liabilities
	Virginia Fund	National Fund
ASSETS
Investment securities, at value* (Note 1)	$24,628,040	$30,729,302
Cash	86,436	206,435
Receivables
Interest	312,748	408,614
Capital shares sold	50	500
Total assets	25,027,274	31,344,851

LIABILITIES
Payables
Dividends	3,129	19,461
Capital shares redeemed	10,677	2,028
Independent trustee fees	750	750
Auditor fees	4,000	4,000
Total liabilities	18,556	26,239

NET ASSETS	$25,008,718	$31,318,612

Net assets consists of:
Paid in capital	23,540,844	29,706,213
Accumulated net realized gains	17,310	106,393
Net unrealized appreciation on investments	1,450,564	1,506,006
Net assets	$25,008,718	$31,318,612

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 6)	2,098,025	2,834,176

NET ASSET VALUE PER SHARE	$ 11.92	$ 11.05

* INVESTMENT SECURITIES, AT COST	$23,177,476	$29,223,296

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011 | 9

Madison Mosaic Tax-Free Trust | September 30, 2011

Statements of Operations

For the year ended September 30, 2011
	Virginia Fund	National Fund
INVESTMENT INCOME (Note 1)
Interest income	$ 1,014,461	$ 1,169,354

EXPENSES (Notes 2, 3 and 7)
Investment advisory fees	156,390	175,318
Other expenses	90,019	111,965
Independent trustee fees	3,000	3,000
Auditor fees	7,000	7,000
Line of credit interest and fees	250	250
Total expenses	256,659	297,533

NET INVESTMENT INCOME	757,802	871,821

REALIZED AND UNREALIZED GAIN (LOSSES) ON INVESTMENTS
Net realized gain on investments	17,310	115,824
Change in net unrealized appreciation of investments	(65,073)	(182,718)

NET LOSSES ON INVESTMENTS	(47,763)	(66,894)

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 710,039	$ 804,927

See accompanying Notes to Financial Statements.

10 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | September 30, 2011

Statements of Changes in Net Assets

	Virginia Fund		National Fund
	Year Ended September 30,		Year Ended September 30,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 757,802	$ 792,609	$ 871,821	$ 949,252
Net realized gain on investments	17,310	151,525	115,824	222,860
Change in net unrealized appreciation on investments	(65,073)	199,363	(182,718)	86,875
Total increase in net assets resulting from operations	710,039	1,143,497	804,927	1,258,987

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(757,802)	(792,609)	(871,821)	(949,252)
From net capital gains	(126,808)	(105,424)	(232,291)	(128,001)
Total distributions	(884,610)	(898,033)	(1,104,112)	(1,077,253)

CAPITAL SHARE TRANSACTIONS (Note 6)	(986,964)	41,669	2,271,245	21,503

NET INCREASE (DECREASE) IN NET ASSETS	(1,161,535)	287,133	1,972,060	203,237

NET ASSETS
Beginning of period	$26,170,253	$25,883,120	$29,346,552	$29,143,315
End of period	$25,008,718	$26,170,253	$31,318,612	$29,346,552

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011 | 11

Madison Mosaic Tax-Free Trust | September 30, 2011

Financial Highlights

Selected data for a share outstanding for the year indicated.

VIRGINIA FUND
	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.98	$11.87	$11.01	$11.43	$11.63
Investment operations:
Net investment income	0.35	0.37	0.37	0.38	0.39
Net realized and unrealized gain (loss) on investments	–	0.16	0.91	(0.39)	(0.15)
Total from investment operations	0.35	0.53	1.28	(0.01)	0.24
Less distribution from:
Net investment income	(0.35)	(0.37)	(0.37)	(0.38)	(0.39)
Net realized gains	(0.06)	(0.05)	(0.05)	(0.03)	(0.05)
Total distributions	(0.41)	(0.42)	(0.42)	(0.41)	(0.44)
Net asset value, end of year	$11.92	$11.98	$11.87	$11.01	$11.43
Total return (%)	3.10	4.54	11.87	(0.11)	2.13
Ratios and supplemental data
Net assets, end of year (in thousands)	$25,009	$26,170	$25,883	$22,416	$23,240
Ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	3.03	3.10	3.26	3.31	3.37
Portfolio turnover (%)	7	19	18	7	12

NATIONAL FUND
	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.16	$11.09	$10.34	$10.75	$10.95
Investment operations:
Net investment income	0.34	0.36	0.37	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.02)	0.12	0.82	(0.38)	(0.15)
Total from investment operations	0.32	0.48	1.19	0.00	0.23
Less distribution from:
Net investment income	(0.34)	(0.36)	(0.37)	(0.38)	(0.38)
Net realized gains	(0.09)	(0.05)	(0.07)	(0.03)	(0.05)
Total distributions	(0.43)	(0.41)	(0.44)	(0.41)	(0.43)
Net asset value, end of year	$11.05	$11.16	$11.09	$10.34	$10.75
Total return (%)	3.02	4.43	11.73	(0.13)	2.14
Ratios and supplemental data
Net assets, end of year (in thousands)	$31,319	$29,347	$29,143	$26,598	$28,579
Ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.05
Ratio of net investment income to average net assets (%)	3.11	3.26	3.44	3.47	3.52
Portfolio turnover (%)	13	19	17	13	17

See accompanying Notes to Financial Statements.

12 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | September 30, 2011

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Tax-Free Trust (the "Trust") is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains two separate funds, the Virginia Tax-Free Fund (the "Virginia Fund") and the Tax-Free National Fund (the "National Fund") (together the "Funds"), which invest principally in securities exempt from federal income taxes, commonly known as "municipal" securities. The Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes. The National Fund invests in securities exempt from federal taxes. Both Funds invest in intermediate and long-term securities. Because the Trust is 100% no-load, the shares of each Fund are offered and redeemed at the net asset value per share.

Portfolio Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. As of September 30, 2011 and during the year then ended, neither of the Funds held securities deemed as a Level 3.

The following is a summary used as of September 30, 2011 in valuing the Funds’ investments carried at fair value:

Annual Report | September 30, 2011 | 13

Madison Mosaic Tax-Free Trust | Notes to Financial Statements | continued

Fund	Level 1	Level 2	Level 3	Value at 9/30/2011
Virginia Fund
Long Term Municipal Bonds	$ –	$24,628,040	$ –	$24,628,040
Total	$ –	$24,628,040	$ –	$24,628,040
National Fund
Long Term Municipal Bonds	$ –	$30,729,302	$ –	$30,729,302
Total	$ –	$30,729,302	$ –	$30,729,302
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within the Long Term Municipal Bond category.

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. There were no transfers between classification levels during the year ended September 30, 2011.

In March 2008, FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities. Management has determined that there is no impact on the Funds’ financial statements as the Funds do not hold derivative financial instruments.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at calendar year-end. Additional distributions may be made if necessary. Distributions paid during the years ended September 30, 2011 and 2010 were identical for book purposes and tax purposes.

The tax character of capital gain distributions paid for the Virginia Fund was $7,587 short-term and $119,221 long-term capital gain for the year ended September 30, 2011 and $24,717 short-term and $80,707 long-term capital gain for the year ended September 30, 2010. The tax character of capital gain distributions paid for the National Fund was $232,291 long-term capital gain for the year ended September 30, 2011 and $128,001 long-term capital gain for the year ended September 30, 2010. There were no short-term capital gain distributions for the National Fund for the years ended September 30, 2011 or 2010.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Virginia Fund:
Accumulated net realized gains	$ 17,310
Net unrealized appreciation on investments	1,450,564
$1,467,874

National Fund:
Accumulated net realized gains	$ 106,393
Net unrealized appreciation on investments	1,506,006
$1,612,399

14 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | Notes to Financial Statements | continued

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

As of and during the year ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees. The investment adviser to the Trust, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee equal to 0.625% per annum of the average net assets of the Funds. The fees are accrued daily and are paid monthly. Prior to November 30, 2010, the investment adviser to the Trust was Madison Mosaic, LLC and its parent, Madison Investment Advisors, Inc. On November 30, 2010, Madison Mosaic, LLC changed its name to Madison Investment Advisors, LLC and became the sole Adviser.

3. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all necessary operational and support services for a fee based on a percentage of each Fund’s average net assets. Effective November 30, 2010, this fee was 0.40% for the Virginia Fund and 0.44% for the National Fund on assets less than $25 million and 0.40% for all assets greater than $25 million. The direct expenses paid by the Funds and referenced below come out of this fee. Prior to November 30, 2010, this fee was 0.36% for the Virginia Fund and 0.40% for the National Fund on assets less than $25 million and 0.36% for all assets greater than $25 million. However, the direct expenses referenced below did not come out of this fee.

Expenses paid by the Funds and not covered within the Services Agreement referenced above include costs associated with the Line of Credit, fees related to portfolio holdings and extraordinary or nonrecurring fees.

The Funds’ Independent Trustees and independent registered public accountants fees and expenses are paid directly by the Funds, the amounts of which can be found in the Statements of Operations.

4. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of September 30, 2011:

	Virginia Fund	National Fund
Aggregate Cost	$23,177,476	$29,223,296
Gross unrealized appreciation	1,457,599	1,508,390
Gross unrealized depreciation	(7,035)	(2,384)
Net unrealized appreciation	$ 1,450,564	$ 1,506,006

Annual Report | September 30, 2011 | 15

Madison Mosaic Tax-Free Trust | Notes to Financial Statements | concluded

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Virginia Fund	$1,734,821	$2,646,153
National Fund	$6,136,187	$3,611,836

6. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:
	Year Ended September 30,
Virginia Fund	2011	2010
In Dollars
Shares sold	$ 1,432,661	$1,733,799
Shares issued in reinvestment of dividends	833,257	832,431
Total shares issued	2,265,918	2,566,230
Shares redeemed	(3,252,882)	(2,524,561)
Net increase (decrease)	$ (986,964)	$ 41,669

In Shares
Shares sold	122,360	147,655
Shares issued in reinvestment of dividends	71,783	70,881
Total shares issued	194,143	218,536
Shares redeemed	(280,622)	(215,463)
Net increase (decrease)	(86,479)	3,073

	Year Ended September 30,
National Fund	2011	2010
In Dollars
Shares sold	$ 5,549,958	$2,066,561
Shares issued in reinvestment of dividends	927,556	935,423
Total shares issued	6,477,514	3,001,984
Shares redeemed	(4,206,269)	(2,980,481)
Net increase	$ 2,271,245	$ 21,503

In Shares
Shares sold	508,517	187,974
Shares issued in reinvestment of dividends	86,386	85,435
Total shares issued	594,903	273,409
Shares redeemed	(389,514)	(271,738)
Net increase	205,389	1,671

7. Lines of Credit. The Virginia Fund has a $7.5 million and the National Fund an $8 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 2.75% at September 30, 2011). The lines of credit contain loan covenants with respect to certain financial ratios and operating matters. Both Funds were in compliance with these covenants as of September 30, 2011. During the year ended September 30, 2011, neither Fund borrowed on their lines of credit.

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Trust. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

16 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MADISON MOSAIC TAX-FREE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Tax-Free Trust (the "Trust"), comprising the Virginia Tax-Free Fund and Tax-Free National Fund (collectively, the "Funds"), as of September 30, 2011 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the Funds’ custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Trust as of September 30, 2011, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Grant Thornton LLP
Chicago, Illinois

November 17, 2011

Annual Report | September 30, 2011 | 17

Madison Mosaic Tax-Free Trust

Other Information

Fund Expenses (unaudited)

Example

This Example is intended to help you understand your costs (in dollars) of investing in a Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 2 and 3 above for an explanation of the types of costs charged by the funds.

This Example is based on an investment of $1,000 invested on April 1, 2011 and held for the six-months ended September 30, 2011.

Actual Expenses

The following table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Virginia Fund	5.94%	$1,000.00	$1,059.39	1.03%	$5.31
National Fund	6.22%	$1,000.00	$1,062.18	1.06%	$5.49
1For the six-months ended September 30, 2011.
2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
3Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example  for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Madison Mosaic Tax-Free Trust Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Madison Mosaic Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Virginia Fund	5.00%	$1,000.00	$1,025.33	1.03%	$5.21
National Fund	5.00%	$1,000.00	$1,025.33	1.06%	$5.38
1For the six-months ended September 30, 2011.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

18 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | Other Information | continued

Federal Tax Information. The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of exempt-interest dividends. The Virginia Tax-Free and Tax-Free National Funds designate 100% and 100%, respectively of dividends from net investment income as exempt-interest dividends.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the SEC’s web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC  20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it renewed the Trust’s advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in portfolio management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration.

Annual Report | September 30, 2011 | 19

Madison Mosaic Tax-Free Trust | Other Information | continued

With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. The Board and representatives of the Adviser engaged in a comprehensive discussion of performance and market conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called  "Gartenberg"  standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of  "inapt comparisons." They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Trust portfolio’s fee structure based on total expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative  "services"  expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust and other investment companies pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic  "investment management only"  fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each

20 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | Other Information | concluded

Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements.

During the meeting, the Independent Trustees were represented by Independent counsel and he confirmed that the Trust’s Independent Trustees met to review a variety of written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

Annual Report | September 30, 2011 | 21

Madison Mosaic Tax-Free Trust

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001- Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison  Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess 1942	Trustee and Vice President, 1996 - Present
MIH, Founder, Executive Director and President, 2010 - President; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 -
Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 -
Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010 ; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

22 | Annual Report | September 30, 2011

Madison Mosaic Tax-Free Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Greg D. Hoppe 1969	Treasurer, 2009 - Present Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including  the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present;  MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including  the Funds), Secretary and Assistant Treasurer, 2009 -
Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 -
Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 -
2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present Corporate Counsel and Assistant Secretary, 2009 - Present General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Annual Report | September 30, 2011 | 23

Madison Mosaic Tax-Free Trust | Trustees and Officers | concluded

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Madison Newspapers, Inc., 1993 - Present; Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds),
2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 -
Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17),
2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this Annual Report, the Fund Complex consists of the Trust with 2 portfolios (i.e., the two Funds), the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income and Government Money Market Trusts, which together have 11 portfolios, for a grand total of 44 separate portfolios in the Fund Complex. References to the "Fund Complex" in the following tables have the meaning disclosed in this paragraph.

All interested Trustees and officers of the Funds are employees of Madison. Since Madison serves as the investment adviser to the Funds, each of these individuals is considered an "interested person" of the Funds as the term is defined in the 1940 Act.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

24 | Annual Report | September 30, 2011

The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3063

SEC File Number 811-3486

Madison Mosaic(R) Funds (Mosaic Logo)
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2011, Lorence R. Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Philip E. Blake who served in that capacity from July 2010 through July 2011.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Note that fees are accrued pursuant to the Services Agreement, but are paid directly to the accountants. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended September 30, 2011 and 2010, respectively, out of the Services Agreement fees collected from all Madison Mosaic Funds were $91,800 ($111,800 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $87,800 ($107,800 including MSP). Of these amounts, approximately $14,000 and $14,000, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Tax-Free Trust

By: (signature)

W. Richard Mason, CCO and Assistant Secretary
Date: November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: November 23, 2011

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: November 23, 2011